Exhibit 99.1

FOR IMMEDIATE RELEASE

PRIVATE BANCORP OF AMERICA, INC. ANNOUNCES UPLISTING TO NASDAQ GLOBAL SELECT MARKET

La Jolla, Calif. – July 29, 2026 (GLOBE NEWSWIRE) - Private Bancorp of America, Inc. (NASDAQ: PBAM), (the “Company”), the holding company for CalPrivate Bank (the “Bank”), announced today that its Registration Statement on Form 10 has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and the Nasdaq Stock Market LLC (“NASDAQ”) has approved the listing of its common stock on the Nasdaq Global Select Market. After more than 13 years trading on the OTCQX market, the Company’s common stock is expected to commence trading on the NASDAQ Global Select Market at the opening of the market on July 30, 2026 under the Company’s current ticker symbol “PBAM.” Shareholders are not required to take any action as a result of the uplisting.

The Company’s uplisting comes as the Bank celebrates its 20th anniversary. For the past two decades, the Bank has proudly served its communities by delivering our Distinctively DifferentTM Service to our clients through our relationship-driven banking model.

“Uplisting the Company’s stock to NASDAQ is a defining achievement and a testament to the dedication of our team, the trust of our clients, and the support of our shareholders,” said Rick Sowers, President and Chief Executive Officer of the Company. “For 20 years, we have remained focused on building a Bank that combines the strength, professionalism, and capabilities of a larger institution with the responsiveness and personal attention of a true community partner. Uplisting to the NASDAQ reflects the strong foundation we’ve built and positions us well for the opportunities ahead.”

“This is a proud moment in the Company’s journey and sets the stage for continuing to execute our long-term growth strategy,” said Selwyn Isakow, Chairman of the Board of Directors of the Company. “Moving to Nasdaq marks a pivotal milestone as we believe this transition will enhance our credibility, expand access to capital, improve market visibility and liquidity, reinforce our ability to attract and retain exceptional talent as we continue to grow, and provide additional flexibility when pursuing accretive strategic opportunities.”

About Private Bancorp of America, Inc.

Private Bancorp of America, Inc. (NASDAQ: PBAM) is the holding company for CalPrivate Bank, which operates offices in Coronado, San Diego, La Jolla, Newport Beach, El Segundo, Beverly Hills, and Montecito, as well as through efficient digital banking services. CalPrivate Bank is driven by its core values of building client Relationships based on superior funding Solutions, unparalleled Service, and mutual Trust. CalPrivate Bank caters to high-net-worth individuals, professionals, closely held businesses, and real estate entrepreneurs, delivering a Distinctly Different™ personalized banking experience while leveraging cutting-edge technology to enhance our clients’ evolving needs. CalPrivate Bank is in the top tier of customer service survey ratings in the nation, scoring almost three times higher than the median domestic bank. CalPrivate Bank offers comprehensive deposit and treasury services, rapid and creative loan options including various portfolio and government-guaranteed lending programs, and innovative, unique technologies that drive enhanced client performance. CalPrivate Bank has been recognized by Bank Director’s RankingBanking® as the 10th best bank in the country and the #1 bank in its asset class for both return on assets (ROA) and return on equity (ROE). CalPrivate Bank was also ranked in the top 5% of banks in the U.S. with assets between $2B and $10B by American Banker for both 2024 and 2025. Additionally, CalPrivate Bank is a Bauer Financial 5-star rated bank, an SBA Preferred Lender, and has been honored as Community Bank SBA 504 Lender of the Year by the NADCO Community Impact Awards, exemplifying excellence in the banking industry.

These prestigious rankings highlight the Bank’s commitment to delivering exceptional banking services and setting new industry standards.

As of June 30, 2026, the Company had $2.71 billion in assets, $2.13 billion in loans and $2.38 billion in deposits. For the quarter ended June 30, 2026, net income was $13.1 million and earnings per diluted share was $2.27.

Learn more at www.investors.pbam.com.

Investor Relations Contact

Rick Sowers

President and Chief Executive Officer

Private Bancorp of America, Inc.

(424) 303-4894

Cory Stewart

Executive Vice President and Chief Financial Officer

Private Bancorp of America, Inc.

(206) 293-3669

Email: investors@calprivate.bank

Forward-Looking Statements

This press release contains expressions of expectations, both implied and explicit, that are “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity, and regulatory responses to these developments; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational, and inflation risks associated with our business, including the speed and predictability of changes in these risks; our ability to attract and retain deposits and to access other sources of liquidity, particularly in a higher interest rate environment, and the quality and composition of our deposits; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. federal budget or debt, or turbulence or uncertainty in domestic or foreign financial markets; the effects of concentrations in our loan portfolio, including Small Business Administration loans, commercial real estate and the risks of geographic and industry concentrations; possible credit-related impairments of securities held by us; changes in the level of our nonperforming assets and charge-offs; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the ability to attract and retain essential personnel or changes in our essential personnel; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; compliance risks, including the costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time to time by bank regulatory agencies, the SEC, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, or other accounting standards setters; the impact of governmental efforts to restructure or modify the U.S. financial regulatory system; the impact of changes in the Federal Deposit Insurance

Corporation (“FDIC”) insurance assessment rate or the rules and regulations related to the calculation of the FDIC insurance assessment amount; changes in consumer spending, borrowing, and savings habits; changes in the financial performance and/or condition of our borrowers; our ability to effectively compete with banks, nonbank financial institutions and financial technology companies and the effects of competition in the financial services industry on our business; the effects of disruptions or instability in the financial system, including as a result of the failure of a financial institution or other participants in it, or geopolitical instability, including war, terrorist attacks, pandemics and man-made and natural disasters; cybersecurity threats and the cost of defending against them; uncertainty around, and disruption from, new and emerging technologies, including the adoption and utilization of artificial intelligence (“AI”) and generative AI; climate change, including the enhanced regulatory, compliance, credit, and reputational risks and costs; unanticipated regulatory, legal, or judicial proceedings; the one-time and incremental costs of operating as a public company; our ability to meet our obligations as a public company, including our obligation under Section 404 of the Sarbanes-Oxley Act of 2002; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s Registration Statement on Form 10 filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).